Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended September 30, 2024

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions, except per share amounts)	2024	2023	2024	2023

Revenues
Product and service revenues	$2,178	$2,913	$6,758	$7,857
Gains (losses) on risk management, net	128	(282)	151	(193)
Sublease revenues	18	18	55	53
Total Revenues	2,324	2,649	6,964	7,717

Operating Expenses
Production, mineral and other taxes	86	89	258	249
Transportation and processing	408	433	1,240	1,340
Operating	235	243	715	624
Purchased product	392	846	1,165	2,239
Depreciation, depletion and amortization	599	486	1,745	1,269
Accretion of asset retirement obligation	5	5	14	14
Administrative	72	80	250	306
Total Operating Expenses	1,797	2,182	5,387	6,041
Operating Income (Loss)	527	467	1,577	1,676

Other (Income) Expenses
Interest	103	98	306	249
Foreign exchange (gain) loss, net	17	(22)	(21)	-
Other (gains) losses, net	(151)	(2)	(160)	(16)
Total Other (Income) Expenses	(31)	74	125	233
Net Earnings (Loss) Before Income Tax	558	393	1,452	1,443
Income tax expense (recovery)	51	(13)	267	214
Net Earnings (Loss)	$507	$406	$1,185	$1,229

Net Earnings (Loss) per Share of Common Stock
Basic	$1.93	$1.48	$4.45	$4.80
Diluted	1.92	1.47	4.41	4.73
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	262.1	273.7	266.0	255.8
Diluted	264.0	276.3	268.7	259.7

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2024	2023	2024	2023

Net Earnings (Loss)	$507	$406	$1,185	$1,229
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	44	(59)	(63)	(4)
Pension and other post-employment benefit plans	(1)	(2)	(4)	(5)
Other Comprehensive Income (Loss)	43	(61)	(67)	(9)
Comprehensive Income (Loss)	$550	$345	$1,118	$1,220

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	September 30,	December 31,
(US$ millions)	2024	2023

Assets
Current Assets
Cash and cash equivalents	$9	$3
Accounts receivable and accrued revenues (net of allowances
of $5 million (2023: $5 million))	1,290	1,442
Risk management	144	214
Income tax receivable	64	17
	1,507	1,676
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	66,246	64,084
Unproved properties	921	1,486
Other	913	907
Property, plant and equipment	68,080	66,477
Less: Accumulated depreciation, depletion and amortization	(53,263)	(51,837)
Property, plant and equipment, net	14,817	14,640
Other Assets	943	1,015
Risk Management	6	4
Deferred Income Taxes	-	53
Goodwill	2,586	2,599
	$19,859	$19,987

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,777	$2,209
Current portion of operating lease liabilities	86	87
Income tax payable	4	232
Risk management	1	-
Current portion of long-term debt	1,024	284
	2,892	2,812
Long-Term Debt	4,853	5,453
Operating Lease Liabilities	798	832
Other Liabilities and Provisions	156	132
Risk Management	3	2
Asset Retirement Obligation	263	276
Deferred Income Taxes	239	110
	9,204	9,617

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2024 issued and outstanding: 260.4 million shares (2023: 271.7 million shares)	3	3
Paid in surplus	8,025	8,620
Retained earnings	1,644	697
Accumulated other comprehensive income	983	1,050
Total Shareholders’ Equity	10,655	10,370
	$19,859	$19,987

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2024	2023	2024	2023

Operating Activities
Net earnings (loss)	$507	$406	$1,185	$1,229
Depreciation, depletion and amortization	599	486	1,745	1,269
Accretion of asset retirement obligation	5	5	14	14
Deferred income taxes	21	(78)	182	33
Unrealized (gain) loss on risk management	(31)	292	61	132
Unrealized foreign exchange (gain) loss	16	(19)	(12)	(14)
Foreign exchange (gain) loss on settlements	(2)	2	(9)	5
Other	(137)	18	(128)	(6)
Net change in other assets and liabilities	19	(14)	(35)	(31)
Net change in non-cash working capital	25	(192)	(302)	174
Cash From (Used in) Operating Activities	1,022	906	2,701	2,805

Investing Activities
Capital expenditures	(538)	(834)	(1,751)	(2,084)
Acquisitions	(7)	(59)	(202)	(273)
Corporate acquisition, net of cash acquired	-	-	12	(3,225)
Proceeds from divestitures	3	12	7	741
Net change in investments and other	26	27	16	116
Cash From (Used in) Investing Activities	(516)	(854)	(1,918)	(4,725)

Financing Activities
Net issuance (repayment) of revolving debt	(210)	29	140	316
Issuance of long-term debt	-	-	-	2,278
Purchase of shares of common stock	(163)	(45)	(597)	(373)
Dividends on shares of common stock	(78)	(82)	(238)	(225)
Finance lease payments and other	(2)	(3)	(32)	(75)
Cash From (Used in) Financing Activities	(453)	(101)	(727)	1,921

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(2)	-	-	(3)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	51	(49)	56	(2)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	8	52	3	5
Cash, Cash Equivalents and Restricted Cash, End of Period	$59	$3	$59	$3

Cash, End of Period	$9	$3	$9	$3
Cash Equivalents, End of Period	-	-	-	-
Restricted Cash, End of Period	50	-	50	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$59	$3	$59	$3

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended September 30, 2024

U.S. Dollar / U.S. Protocol

Third quarter report

for the period ended September 30, 2024

Supplemental Financial Information (unaudited)

Financial Results

	2024				2023
(US$ millions, unless otherwise specified)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Net Earnings (Loss)	1,185	507	340	338	2,085	856	1,229	406	336	487

Per share - basic (1)	4.45	1.93	1.28	1.25	8.02	3.14	4.80	1.48	1.35	1.99
Per share - diluted (1)	4.41	1.92	1.27	1.24	7.90	3.11	4.73	1.47	1.34	1.97

Non-GAAP Adjusted Earnings (2)	1,209	489	331	389	1,810	647	1,163	481	232	450

Per share - basic (1)	4.55	1.87	1.24	1.44	6.96	2.38	4.55	1.76	0.93	1.84
Per share - diluted (1)	4.50	1.85	1.23	1.43	6.86	2.35	4.48	1.74	0.93	1.82

Non-GAAP Cash Flow (3)	3,038	978	1,025	1,035	3,899	1,237	2,662	1,112	699	851

Per share - basic (1)	11.42	3.73	3.85	3.84	15.00	4.54	10.41	4.06	2.80	3.48
Per share - diluted (1)	11.31	3.70	3.82	3.80	14.77	4.49	10.25	4.02	2.79	3.44

Foreign Exchange Rates (C$ per US$1)
Average	1.360	1.364	1.368	1.349	1.350	1.362	1.346	1.341	1.343	1.353
Period end	1.350	1.350	1.369	1.355	1.323	1.323	1.352	1.352	1.324	1.353

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	1,452	558	466	428	2,510	1,067	1,443	393	437	613
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(61)	31	8	(100)	194	326	(132)	(292)	142	18
Non-operating foreign exchange gain (loss)	20	(16)	11	25	(2)	(9)	7	17	(15)	5
Adjusted Earnings (Loss) Before Income Tax	1,493	543	447	503	2,318	750	1,568	668	310	590
Income tax expense (recovery) (4)	284	54	116	114	508	103	405	187	78	140

Non-GAAP Adjusted Earnings (2)	1,209	489	331	389	1,810	647	1,163	481	232	450

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	2,701	1,022	1,020	659	4,167	1,362	2,805	906	831	1,068
(Add back) Deduct:
Net change in other assets and liabilities	(35)	19	(42)	(12)	(62)	(31)	(31)	(14)	(12)	(5)
Net change in non-cash working capital	(302)	25	37	(364)	330	156	174	(192)	144	222

Non-GAAP Cash Flow (3)	3,038	978	1,025	1,035	3,899	1,237	2,662	1,112	699	851

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2024				2023
(millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	266.0	262.1	266.2	269.7	259.9	272.3	255.8	273.7	249.4	244.3

Diluted	268.7	264.0	268.1	272.3	263.9	275.4	259.7	276.3	250.8	247.7

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2023 - 23.0 percent and 23.7 percent, respectively).

Financial Metrics

	2024	2023
	Year-to- Date	Year

Debt to Capitalization	36%	36%
Debt to Adjusted Capitalization (1)	24%	24%
Debt to EBITDA (1)	1.1x	1.2x
Debt to Adjusted EBITDA (1)	1.2x	1.3x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2024				2023
(average)	% of Oil & NGLs	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)	56	168.7	168.4	167.3	170.4	158.9	194.1	147.1	170.9	142.4	127.3
NGLs - Plant Condensate (Mbbls/d)	14	43.0	44.0	44.6	40.5	42.9	46.1	41.9	43.3	43.5	38.7
Oil & Plant Condensate (Mbbls/d)	70	211.7	212.4	211.9	210.9	201.8	240.2	189.0	214.2	185.9	166.0
Butane (Mbbls/d)	7	21.1	21.6	21.3	20.6	21.1	21.7	20.9	20.4	23.2	19.1
Propane (Mbbls/d)	11	34.8	35.0	35.3	34.0	33.7	35.2	33.1	33.2	34.9	31.3
Ethane (Mbbls/d)	12	35.1	36.0	35.4	33.8	35.4	34.0	35.9	33.1	38.7	35.8
NGLs - Other (Mbbls/d)	30	91.0	92.6	92.0	88.4	90.2	90.9	89.9	86.7	96.8	86.2
Oil & NGLs (Mbbls/d)	100	302.7	305.0	303.9	299.3	292.0	331.1	278.9	300.9	282.7	252.2

Natural Gas (MMcf/d)		1,704	1,725	1,740	1,648	1,642	1,645	1,641	1,625	1,743	1,555

Total (MBOE/d)		586.7	592.6	593.8	573.8	565.6	605.2	552.3	571.8	573.0	511.4

Production Volumes by Segment

	2024				2023
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	168.3	168.0	166.8	170.2	158.8	194.0	147.0	170.8	142.4	127.2
Canadian Operations	0.4	0.4	0.5	0.2	0.1	0.1	0.1	0.1	-	0.1
	168.7	168.4	167.3	170.4	158.9	194.1	147.1	170.9	142.4	127.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	11.1	11.7	10.9	10.6	10.9	11.3	10.8	11.2	10.5	10.6
Canadian Operations	31.9	32.3	33.7	29.9	32.0	34.8	31.1	32.1	33.0	28.1
	43.0	44.0	44.6	40.5	42.9	46.1	41.9	43.3	43.5	38.7

Oil & Plant Condensate (Mbbls/d)
USA Operations	179.4	179.7	177.7	180.8	169.7	205.3	157.8	182.0	152.9	137.8
Canadian Operations	32.3	32.7	34.2	30.1	32.1	34.9	31.2	32.2	33.0	28.2
	211.7	212.4	211.9	210.9	201.8	240.2	189.0	214.2	185.9	166.0

NGLs - Other (Mbbls/d)
USA Operations	76.0	77.7	75.7	74.6	74.6	74.6	74.5	71.8	78.1	73.7
Canadian Operations	15.0	14.9	16.3	13.8	15.6	16.3	15.4	14.9	18.7	12.5
	91.0	92.6	92.0	88.4	90.2	90.9	89.9	86.7	96.8	86.2

NGLs - Total (Mbbls/d)
USA Operations	87.1	89.4	86.6	85.2	85.5	85.9	85.3	83.0	88.6	84.3
Canadian Operations	46.9	47.2	50.0	43.7	47.6	51.1	46.5	47.0	51.7	40.6
	134.0	136.6	136.6	128.9	133.1	137.0	131.8	130.0	140.3	124.9

Oil & NGLs (Mbbls/d)
USA Operations	255.4	257.4	253.4	255.4	244.3	279.9	232.3	253.8	231.0	211.5
Canadian Operations	47.3	47.6	50.5	43.9	47.7	51.2	46.6	47.1	51.7	40.7
	302.7	305.0	303.9	299.3	292.0	331.1	278.9	300.9	282.7	252.2

Natural Gas (MMcf/d)
USA Operations	533	543	531	526	517	524	515	508	530	507
Canadian Operations	1,171	1,182	1,209	1,122	1,125	1,121	1,126	1,117	1,213	1,048
	1,704	1,725	1,740	1,648	1,642	1,645	1,641	1,625	1,743	1,555

Total (MBOE/d)
USA Operations	344.3	348.0	341.9	343.0	330.4	367.1	318.1	338.5	319.2	296.1
Canadian Operations	242.4	244.6	251.9	230.8	235.2	238.1	234.2	233.3	253.8	215.3
	586.7	592.6	593.8	573.8	565.6	605.2	552.3	571.8	573.0	511.4

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2024				2023
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	3,499	1,133	1,189	1,177	4,431	1,372	3,059	1,267	944	848
NGLs (2)	543	180	176	187	676	170	506	174	149	183
Natural Gas	215	63	55	97	458	114	344	103	86	155
	4,257	1,376	1,420	1,461	5,565	1,656	3,909	1,544	1,179	1,186
Realized Gains (Losses) on Risk Management (3)
Oil	(33)	-	(25)	(8)	(24)	(5)	(19)	(19)	-	-
NGLs (2)	4	2	1	1	-	-	-	-	-	-
Natural Gas	124	42	51	31	33	11	22	15	5	2
	95	44	27	24	9	6	3	(4)	5	2

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	8	3	4	1	3	1	2	2	-	-
NGLs (2)	749	247	269	233	1,023	284	739	258	245	236
Natural Gas	524	141	149	234	1,186	267	919	244	222	453
	1,281	391	422	468	2,212	552	1,660	504	467	689
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	-	-	-	-	1	1	-	-	-	-
Natural Gas	113	53	38	22	(54)	11	(65)	13	-	(78)
	113	53	38	22	(53)	12	(65)	13	-	(78)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company’s operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024				2023
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Total USA Operations Netback
Price	45.12	42.97	45.61	46.85	46.15	49.03	45.02	49.62	40.56	44.52
Production, mineral and other taxes	2.62	2.55	2.74	2.56	2.71	2.65	2.73	2.71	2.49	3.01
Transportation and processing	4.04	4.02	4.05	4.07	4.54	3.80	4.82	3.98	5.10	5.51
Operating	6.45	6.02	6.58	6.77	6.15	5.85	6.27	6.66	5.73	6.39
Netback	32.01	30.38	32.24	33.45	32.75	36.73	31.20	36.27	27.24	29.61

Total Canadian Operations Netback
Price	19.29	17.39	18.40	22.30	25.76	25.21	25.95	23.46	20.26	35.50
Production, mineral and other taxes	0.17	0.15	0.17	0.17	0.18	0.16	0.19	0.24	0.14	0.19
Transportation and processing	11.77	12.00	11.37	11.96	12.29	11.65	12.51	12.36	11.57	13.80
Operating	1.31	1.55	1.18	1.19	1.04	1.38	0.92	1.30	0.10	1.50
Netback	6.04	3.69	5.68	8.98	12.25	12.02	12.33	9.56	8.45	20.01

Total Operations Netback
Price	34.45	32.41	34.08	36.97	37.67	39.66	36.94	38.95	31.56	40.72
Production, mineral and other taxes	1.60	1.56	1.65	1.60	1.66	1.67	1.65	1.70	1.43	1.83
Transportation and processing	7.24	7.31	7.15	7.25	7.76	6.89	8.09	7.40	7.97	9.00
Operating	4.33	4.17	4.29	4.52	4.03	4.09	4.00	4.48	3.23	4.33
Netback	21.28	19.37	20.99	23.60	24.22	27.01	23.20	25.37	18.93	25.56

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2024				2023
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Administrative Expense	1.55	1.33	1.41	1.95	1.91	1.57	2.03	1.53	3.23	1.25
Administrative Expense, Excluding Long-Term Incentive,
Transaction and Legal Costs (1)	1.31	1.24	1.28	1.43	1.35	1.36	1.34	1.27	1.28	1.52

(1) Transaction costs refer to costs primarily incurred to facilitate the Permian Acquisition as defined in Note 9 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2024				2023
(US$)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	75.86	73.23	78.20	76.17	76.46	76.91	76.26	80.69	72.83	74.06
Canadian Operations	72.90	71.07	74.86	72.34	81.59	75.10	85.74	100.64	-	71.44
Total Operations	75.85	73.23	78.19	76.17	76.46	76.91	76.26	80.70	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.01	56.73	59.43	57.97	58.53	57.24	58.98	59.96	55.09	61.84
Canadian Operations	72.88	71.13	75.61	71.70	74.52	74.65	74.48	75.67	70.99	77.22
Total Operations	69.05	67.30	71.66	68.10	70.46	70.38	70.49	71.61	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	74.75	72.16	77.05	75.10	75.31	75.83	75.08	79.42	71.61	73.12
Canadian Operations	72.88	71.13	75.60	71.71	74.54	74.65	74.50	75.75	70.99	77.21
Total Operations	74.47	72.00	76.82	74.62	75.19	75.66	74.98	78.86	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	17.52	16.44	16.84	19.35	16.27	16.21	16.29	16.91	13.43	18.73
Canadian Operations	27.35	26.97	25.36	30.13	26.78	30.94	25.30	25.50	18.62	35.17
Total Operations	19.14	18.13	18.35	21.03	18.09	18.85	17.83	18.39	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	22.67	21.73	22.20	24.16	21.66	21.61	21.68	22.72	18.39	24.14
Canadian Operations	58.35	57.22	59.21	58.59	58.89	60.71	58.21	59.76	52.05	64.31
Total Operations	35.17	33.99	35.74	35.82	34.98	36.20	34.55	36.11	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	57.72	55.35	59.09	58.79	57.29	59.94	56.21	61.73	51.94	54.16
Canadian Operations	58.46	57.34	59.35	58.65	58.93	60.75	58.25	59.84	52.06	64.32
Total Operations	57.84	55.66	59.13	58.77	57.55	60.06	56.55	61.43	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	1.49	1.29	1.16	2.02	2.43	2.34	2.46	2.22	1.79	3.40
Canadian Operations	1.63	1.29	1.36	2.30	2.89	2.58	2.99	2.38	2.02	4.80
Total Operations	1.59	1.29	1.30	2.21	2.74	2.50	2.82	2.33	1.95	4.34

Total Price ($/BOE)
USA Operations	45.12	42.97	45.61	46.85	46.15	49.03	45.02	49.62	40.56	44.52
Canadian Operations	19.29	17.39	18.40	22.30	25.76	25.21	25.95	23.46	20.26	35.50
Total Operations	34.45	32.41	34.08	36.97	37.67	39.66	36.94	38.95	31.56	40.72

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2024				2023
(US$)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(0.71)	-	(1.62)	(0.51)	(0.40)	(0.27)	(0.46)	(1.18)	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.70)	-	(1.61)	(0.51)	(0.40)	(0.27)	(0.46)	(1.18)	-	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	-	-	-	-	0.09	0.10	-	-	-	-
Total Operations	-	-	-	-	0.05	0.08	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(0.66)	-	(1.52)	(0.48)	(0.38)	(0.25)	(0.43)	(1.12)	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.56)	-	(1.27)	(0.42)	(0.31)	(0.20)	(0.35)	(0.92)	-	-

NGLs - Other ($/bbl)
USA Operations	0.18	0.24	0.15	0.15	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.15	0.20	0.12	0.13	-	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	0.16	0.21	0.13	0.13	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.10	0.13	0.08	0.09	-	-	-	-	-	-

Oil & NGLs ($/bbl)
USA Operations	(0.41)	0.07	(1.02)	(0.30)	(0.27)	(0.19)	(0.30)	(0.80)	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.35)	0.06	(0.85)	(0.26)	(0.21)	(0.14)	(0.24)	(0.66)	-	-

Natural Gas ($/Mcf)
USA Operations	0.84	0.83	1.05	0.65	0.17	0.23	0.15	0.32	0.10	0.03
Canadian Operations	0.35	0.48	0.35	0.22	(0.13)	0.11	(0.21)	0.12	-	(0.82)
Total Operations	0.50	0.59	0.56	0.35	(0.03)	0.15	(0.09)	0.18	0.03	(0.54)

Total ($/BOE)
USA Operations	1.00	1.35	0.87	0.77	0.07	0.18	0.03	(0.12)	0.17	0.05
Canadian Operations	1.70	2.32	1.69	1.03	(0.60)	0.56	(1.00)	0.60	-	(3.97)
Total Operations	1.29	1.76	1.21	0.87	(0.21)	0.33	(0.41)	0.17	0.10	(1.64)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2024				2023
(US$)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	75.15	73.23	76.58	75.66	76.06	76.64	75.80	79.51	72.83	74.06
Canadian Operations	72.90	71.07	74.86	72.34	81.59	75.10	85.74	100.64	-	71.44
Total Operations	75.15	73.23	76.58	75.66	76.06	76.64	75.80	79.52	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.01	56.73	59.43	57.97	58.53	57.24	58.98	59.96	55.09	61.84
Canadian Operations	72.88	71.13	75.61	71.70	74.61	74.75	74.48	75.67	70.99	77.22
Total Operations	69.05	67.30	71.66	68.10	70.51	70.46	70.49	71.61	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	74.09	72.16	75.53	74.62	74.93	75.58	74.65	78.30	71.61	73.12
Canadian Operations	72.88	71.13	75.60	71.71	74.54	74.65	74.50	75.75	70.99	77.21
Total Operations	73.91	72.00	75.55	74.20	74.88	75.46	74.63	77.94	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	17.70	16.68	16.99	19.50	16.27	16.21	16.29	16.91	13.43	18.73
Canadian Operations	27.35	26.97	25.36	30.13	26.78	30.94	25.30	25.50	18.62	35.17
Total Operations	19.29	18.33	18.47	21.16	18.09	18.85	17.83	18.39	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	22.83	21.94	22.33	24.29	21.66	21.61	21.68	22.72	18.39	24.14
Canadian Operations	58.35	57.22	59.21	58.59	58.89	60.71	58.21	59.76	52.05	64.31
Total Operations	35.27	34.12	35.82	35.91	34.98	36.20	34.55	36.11	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	57.31	55.42	58.07	58.49	57.02	59.75	55.91	60.93	51.94	54.16
Canadian Operations	58.46	57.34	59.35	58.65	58.93	60.75	58.25	59.84	52.06	64.32
Total Operations	57.49	55.72	58.28	58.51	57.34	59.92	56.31	60.77	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	2.33	2.12	2.21	2.67	2.60	2.57	2.61	2.54	1.89	3.43
Canadian Operations	1.98	1.77	1.71	2.52	2.76	2.69	2.78	2.50	2.02	3.98
Total Operations	2.09	1.88	1.86	2.56	2.71	2.65	2.73	2.51	1.98	3.80

Total Price ($/BOE)
USA Operations	46.12	44.32	46.48	47.62	46.22	49.21	45.05	49.50	40.73	44.57
Canadian Operations	20.99	19.71	20.09	23.33	25.16	25.77	24.95	24.06	20.26	31.53
Total Operations	35.74	34.17	35.29	37.84	37.46	39.99	36.53	39.12	31.66	39.08

Total Netback ($/BOE)
USA Operations	33.01	31.73	33.11	34.22	32.82	36.91	31.23	36.15	27.41	29.66
Canadian Operations	7.74	6.01	7.37	10.01	11.65	12.58	11.33	10.16	8.45	16.04
Total Operations	22.57	21.13	22.20	24.47	24.01	27.34	22.79	25.54	19.03	23.92

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2024				2023
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	120.1	117.9	117.5	124.9	99.5	140.2	85.8	121.4	75.6	59.6
Anadarko	22.2	21.0	21.2	24.4	30.6	26.8	31.9	30.2	32.4	33.1
Uinta	25.8	28.9	27.7	20.8	19.1	26.8	16.5	18.9	17.8	12.8
Other (1)	0.2	0.2	0.4	0.1	9.6	0.2	12.8	0.3	16.6	21.7
Total USA Operations	168.3	168.0	166.8	170.2	158.8	194.0	147.0	170.8	142.4	127.2

Canadian Operations
Montney	0.4	0.4	0.5	0.2	0.1	0.1	0.1	0.1	-	0.1
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.4	0.4	0.5	0.2	0.1	0.1	0.1	0.1	-	0.1

Total	168.7	168.4	167.3	170.4	158.9	194.1	147.1	170.9	142.4	127.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	5.2	5.6	5.2	4.7	4.1	4.9	3.8	4.6	3.7	3.0
Anadarko	5.6	5.6	5.5	5.6	5.9	6.0	5.9	6.1	5.6	5.8
Uinta	0.3	0.5	0.2	0.3	0.3	0.4	0.2	0.4	0.2	0.2
Other (1)	-	-	-	-	0.6	-	0.9	0.1	1.0	1.6
Total USA Operations	11.1	11.7	10.9	10.6	10.9	11.3	10.8	11.2	10.5	10.6

Canadian Operations
Montney	31.8	32.2	33.6	29.8	32.0	34.8	31.1	32.1	33.0	28.1
Other (1)	0.1	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	31.9	32.3	33.7	29.9	32.0	34.8	31.1	32.1	33.0	28.1

Total	43.0	44.0	44.6	40.5	42.9	46.1	41.9	43.3	43.5	38.7

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	125.3	123.5	122.7	129.6	103.6	145.1	89.6	126.0	79.3	62.6
Anadarko	27.8	26.6	26.7	30.0	36.5	32.8	37.8	36.3	38.0	38.9
Uinta	26.1	29.4	27.9	21.1	19.4	27.2	16.7	19.3	18.0	13.0
Other (1)	0.2	0.2	0.4	0.1	10.2	0.2	13.7	0.4	17.6	23.3
Total USA Operations	179.4	179.7	177.7	180.8	169.7	205.3	157.8	182.0	152.9	137.8

Canadian Operations
Montney	32.2	32.6	34.1	30.0	32.1	34.9	31.2	32.2	33.0	28.2
Other (1)	0.1	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	32.3	32.7	34.2	30.1	32.1	34.9	31.2	32.2	33.0	28.2

Total	211.7	212.4	211.9	210.9	201.8	240.2	189.0	214.2	185.9	166.0

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024				2023
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	41.7	43.1	41.6	40.3	33.0	39.0	31.0	35.1	31.0	26.8
Anadarko	32.7	32.5	32.8	32.9	36.3	33.7	37.1	35.2	37.8	38.5
Uinta	1.5	2.0	1.2	1.3	1.2	1.8	1.0	1.2	1.1	0.7
Other (1)	0.1	0.1	0.1	0.1	4.1	0.1	5.4	0.3	8.2	7.7
Total USA Operations	76.0	77.7	75.7	74.6	74.6	74.6	74.5	71.8	78.1	73.7

Canadian Operations
Montney	15.0	14.9	16.3	13.8	15.6	16.3	15.4	14.9	18.7	12.5
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	15.0	14.9	16.3	13.8	15.6	16.3	15.4	14.9	18.7	12.5

Total	91.0	92.6	92.0	88.4	90.2	90.9	89.9	86.7	96.8	86.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	46.9	48.7	46.8	45.0	37.1	43.9	34.8	39.7	34.7	29.8
Anadarko	38.3	38.1	38.3	38.5	42.2	39.7	43.0	41.3	43.4	44.3
Uinta	1.8	2.5	1.4	1.6	1.5	2.2	1.2	1.6	1.3	0.9
Other (1)	0.1	0.1	0.1	0.1	4.7	0.1	6.3	0.4	9.2	9.3
Total USA Operations	87.1	89.4	86.6	85.2	85.5	85.9	85.3	83.0	88.6	84.3

Canadian Operations
Montney	46.8	47.1	49.9	43.6	47.6	51.1	46.5	47.0	51.7	40.6
Other (1)	0.1	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	46.9	47.2	50.0	43.7	47.6	51.1	46.5	47.0	51.7	40.6

Total	134.0	136.6	136.6	128.9	133.1	137.0	131.8	130.0	140.3	124.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	167.0	166.6	164.3	169.9	136.6	184.1	120.6	161.1	110.3	89.4
Anadarko	60.5	59.1	59.5	62.9	72.8	66.5	74.9	71.5	75.8	77.4
Uinta	27.6	31.4	29.1	22.4	20.6	29.0	17.7	20.5	19.1	13.7
Other (1)	0.3	0.3	0.5	0.2	14.3	0.3	19.1	0.7	25.8	31.0
Total USA Operations	255.4	257.4	253.4	255.4	244.3	279.9	232.3	253.8	231.0	211.5

Canadian Operations
Montney	47.2	47.5	50.4	43.8	47.7	51.2	46.6	47.1	51.7	40.7
Other (1)	0.1	0.1	0.1	0.1	-	-	-	-	-	-
Total Canadian Operations	47.3	47.6	50.5	43.9	47.7	51.2	46.6	47.1	51.7	40.7

Total	302.7	305.0	303.9	299.3	292.0	331.1	278.9	300.9	282.7	252.2

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024				2023
(average)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	231	243	232	220	185	213	175	195	171	158
Anadarko	267	264	269	267	283	277	285	285	289	281
Uinta	32	33	26	36	22	30	20	24	20	15
Other (1)	3	3	4	3	27	4	35	4	50	53
Total USA Operations	533	543	531	526	517	524	515	508	530	507

Canadian Operations
Montney	1,159	1,182	1,203	1,093	1,095	1,094	1,096	1,092	1,177	1,017
Other (1)	12	-	6	29	30	27	30	25	36	31
Total Canadian Operations	1,171	1,182	1,209	1,122	1,125	1,121	1,126	1,117	1,213	1,048

Total	1,704	1,725	1,740	1,648	1,642	1,645	1,641	1,625	1,743	1,555

Total Production (MBOE/d)

USA Operations
Permian	205.5	207.3	203.0	206.3	167.3	219.5	149.8	193.9	138.9	115.8
Anadarko	105.0	103.1	104.4	107.5	119.9	112.8	122.4	119.0	124.0	124.2
Uinta	32.9	36.8	33.4	28.4	24.3	33.9	21.1	24.4	22.4	16.3
Other (1)	0.9	0.8	1.1	0.8	18.9	0.9	24.8	1.2	33.9	39.8
Total USA Operations	344.3	348.0	341.9	343.0	330.4	367.1	318.1	338.5	319.2	296.1

Canadian Operations
Montney	240.3	244.5	250.8	225.8	230.2	233.6	229.1	229.1	247.8	210.1
Other (1)	2.1	0.1	1.1	5.0	5.0	4.5	5.1	4.2	6.0	5.2
Total Canadian Operations	242.4	244.6	251.9	230.8	235.2	238.1	234.2	233.3	253.8	215.3

Total	586.7	592.6	593.8	573.8	565.6	605.2	552.3	571.8	573.0	511.4

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024				2023
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	989	350	361	278	1,360	335	1,025	524	295	206
Anadarko	80	51	23	6	180	24	156	3	55	98
Uinta	243	19	88	136	396	123	273	136	76	61
Other (1)	3	3	-	-	112	-	112	3	43	66
Total USA Operations	1,315	423	472	420	2,048	482	1,566	666	469	431

Canadian Operations
Montney	313	79	108	126	544	127	417	130	152	135
Other (1)	-	-	-	-	(2)	-	(2)	-	-	(2)
Total Canadian Operations	313	79	108	126	542	127	415	130	152	133

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,628	502	580	546	2,590	609	1,981	796	621	564

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	73	24	23	26	83	29	54	16	19	19
Anadarko	9	3	3	3	21	5	16	5	4	7
Uinta	21	7	6	8	31	9	22	8	7	7
Other (1)	-	-	-	-	6	-	6	-	3	3
Total USA Operations	103	34	32	37	141	43	98	29	33	36

Canadian Operations
Montney	17	1	9	7	6	6	-	6	(15)	9
Other (1)	-	-	-	-	1	1	-	-	-	-
Total Canadian Operations	17	1	9	7	7	7	-	6	(15)	9

Total Capitalized Directly Attributable Internal Costs	120	35	41	44	148	50	98	35	18	45

Total Capital Expenditures

USA Operations
Permian	1,062	374	384	304	1,443	364	1,079	540	314	225
Anadarko	89	54	26	9	201	29	172	8	59	105
Uinta	264	26	94	144	427	132	295	144	83	68
Other (1)	3	3	-	-	118	-	118	3	46	69
Total USA Operations	1,418	457	504	457	2,189	525	1,664	695	502	467

Canadian Operations
Montney	330	80	117	133	550	133	417	136	137	144
Other (1)	-	-	-	-	(1)	1	(2)	-	-	(2)
Total Canadian Operations	330	80	117	133	549	134	415	136	137	142

Corporate & Other	3	1	1	1	6	1	5	3	1	1
Total Capital Expenditures	1,751	538	622	591	2,744	660	2,084	834	640	610
Net Acquisitions & (Divestitures)	195	4	3	188	(495)	(27)	(468)	47	(702)	187
Net Capital Investment	1,946	542	625	779	2,249	633	1,616	881	(62)	797

(1) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024				2023
	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	127	50	45	32	113	25	88	45	26	17
Anadarko	13	7	6	-	11	-	11	2	2	7
Uinta	16	-	1	15	33	12	21	10	8	3
Other (1)	-	-	-	-	11	-	11	-	6	5
Total USA Operations	156	57	52	47	168	37	131	57	42	32

Canadian Operations
Montney	46	12	13	21	96	28	68	19	23	26
Total Canadian Operations	46	12	13	21	96	28	68	19	23	26

Total	202	69	65	68	264	65	199	76	65	58

Completions Activity (net wells on production)

USA Operations
Permian	93	32	40	21	184	60	124	83	27	14
Anadarko	9	9	-	-	25	4	21	1	7	13
Uinta	27	11	7	9	21	8	13	10	3	-
Other (1)	-	-	-	-	16	-	16	-	8	8
Total USA Operations	129	52	47	30	246	72	174	94	45	35

Canadian Operations
Montney	55	11	33	11	77	15	62	22	29	11
Total Canadian Operations	55	11	33	11	77	15	62	22	29	11

Total	184	63	80	41	323	87	236	116	74	46

(1) Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended September 30, 2024

U.S. Dollar / U.S. Protocol

For the period ended September 30, 2024

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS), Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Per Share (FCFPS) - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Non-GAAP FCFPS is Non-GAAP Free Cash Flow divided by the weighted average number of shares of common stock outstanding. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q3 2024	YTD 2024

Cash from (used in) Operating Activities	$1,022	$2,701
Deduct (add back):
Net change in other assets and liabilities	19	(35)
Net change in non-cash working capital	25	(302)
Non-GAAP Cash Flow	$978	$3,038

Per Share - Basic	$3.73	$11.42
Per Share - Diluted	3.70	11.31

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$978	$3,038
Deduct:
Capital expenditures	538	1,751
Non-GAAP Free Cash Flow	$440	$1,287

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q3 2024	YTD 2024

Net Earnings (Loss) Before Income Tax	$558	$1,452
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	31	(61)
Non-operating foreign exchange gain (loss)	(16)	20
Adjusted Earnings (Loss) Before Income Tax	543	1,493
Income tax expense (recovery)	54	284
Non-GAAP Adjusted Earnings	$489	$1,209

Per Share - Basic	$1.87	$4.55
Per Share - Diluted	1.85	4.50

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$5,877
Total Shareholders’ Equity	10,655
Capitalization	$16,532

Debt to Capitalization	36%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$5,877
Total Shareholders’ Equity	10,655
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$24,278

Debt to Adjusted Capitalization	24%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,877

Net Earnings (Loss)	$856	$338	$340	$507	$2,041
Add back (deduct):
Depreciation, depletion and amortization	556	566	580	599	2,301
Interest	106	98	105	103	412
Income tax expense (recovery)	211	90	126	51	478
EBITDA	$1,729	$1,092	$1,151	$1,260	$5,232

Debt to EBITDA (times)					1.1

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,877

Net Earnings (Loss)	$856	$338	$340	$507	$2,041
Add back (deduct):
Depreciation, depletion and amortization	556	566	580	599	2,301
Accretion of asset retirement obligation	5	5	4	5	19
Interest	106	98	105	103	412
Unrealized (gains) losses on risk management	(326)	100	(8)	(31)	(265)
Foreign exchange (gain) loss, net	19	(28)	(10)	17	(2)
Other (gains) losses, net	(4)	(4)	(5)	(151)	(164)
Income tax expense (recovery)	211	90	126	51	478
Adjusted EBITDA	$1,423	$1,165	$1,132	$1,100	$4,820

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents.

Net Debt	YTD 2024

Long-Term Debt, Including Current Portion	$5,877
Less:
Cash and cash equivalents	9
Net Debt	$5,868

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Return on Capital Employed (ROCE) - ROCE is defined as trailing 12-month Non-GAAP Adjusted Earnings plus after-tax interest expense divided by Capital Employed. Capital Employed is defined as average debt plus average shareholders’ equity.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Free Cash Flow Yield - Annualized Non-GAAP Free Cash Flow divided by the Company’s market capitalization.

Cash Return Yield - The sum of Ovintiv’s base dividend and expected cash returned to shareholders under the Company’s capital allocation framework, divided by the Company’s market capitalization, on an annualized basis.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2024				2023
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	4,257	1,376	1,420	1,461	5,565	1,656	1,544	1,179	1,186
Production, mineral and other taxes	247	82	85	80	327	90	84	73	80
Transportation and processing	382	129	126	127	547	128	124	148	147
Operating (4)	609	193	205	211	743	198	208	167	170
	3,019	972	1,004	1,043	3,948	1,240	1,128	791	789
Canadian Operations
Upstream Product Revenue (2,3)	1,281	391	422	468	2,212	552	504	467	689
Production, mineral and other taxes	11	4	4	3	15	3	5	3	4
Transportation and processing	781	270	260	251	1,056	256	265	268	267
Operating (4)	87	36	26	25	88	29	28	2	29
	402	81	132	189	1,053	264	206	194	389
Total Operations
Upstream Product Revenue (2,3)	5,538	1,767	1,842	1,929	7,777	2,208	2,048	1,646	1,875
Production, mineral and other taxes	258	86	89	83	342	93	89	76	84
Transportation and processing	1,163	399	386	378	1,603	384	389	416	414
Operating (4)	696	229	231	236	831	227	236	169	199
	3,421	1,053	1,136	1,232	5,001	1,504	1,334	985	1,178

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2024				2023
(BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	94,334,364	32,027,500	31,141,019	31,165,771	120,609,505	33,771,820	31,141,172	29,044,015	26,652,510
Canadian Operations	66,421,436	22,502,832	22,919,260	20,999,433	85,848,365	21,907,316	21,465,900	23,096,801	19,378,260
Total	160,755,800	54,530,332	54,060,279	52,165,204	206,457,870	55,679,136	52,607,072	52,140,816	46,030,770

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024				2023
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	45.13	42.96	45.60	46.88	46.14	49.03	49.58	40.59	44.50
Production, mineral and other taxes	2.62	2.56	2.73	2.57	2.71	2.66	2.70	2.51	3.00
Transportation and processing	4.05	4.03	4.05	4.07	4.54	3.79	3.98	5.10	5.52
Operating	6.46	6.03	6.58	6.77	6.16	5.86	6.68	5.75	6.38
Netback	32.00	30.35	32.24	33.47	32.73	36.72	36.22	27.23	29.60
Total Canadian Operations
Price	19.29	17.38	18.41	22.29	25.77	25.20	23.48	20.22	35.56
Production, mineral and other taxes	0.17	0.18	0.17	0.14	0.17	0.14	0.23	0.13	0.21
Transportation and processing	11.76	12.00	11.34	11.95	12.30	11.69	12.35	11.60	13.78
Operating	1.31	1.60	1.13	1.19	1.03	1.32	1.30	0.09	1.50
Netback	6.05	3.60	5.76	9.00	12.27	12.05	9.60	8.40	20.07
Total Operations
Price	34.45	32.40	34.07	36.98	37.67	39.66	38.93	31.57	40.73
Production, mineral and other taxes	1.60	1.58	1.65	1.59	1.66	1.67	1.69	1.46	1.82
Transportation and processing	7.23	7.32	7.14	7.25	7.76	6.90	7.39	7.98	8.99
Operating	4.33	4.20	4.27	4.52	4.03	4.08	4.49	3.24	4.32
Netback	21.28	19.31	21.01	23.62	24.22	27.01	25.36	18.89	25.59

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations